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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)    DECEMBER 12, 2007
                                                        ----------------------


                              I/OMAGIC CORPORATION
             (Exact name of registrant as specified in its charter)

           NEVADA                       000-27267                 33-0773180
-----------------------------           ---------                 ----------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

4 MARCONI, IRVINE, CALIFORNIA                                       92618
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (949) 707-4800
                                                  ------------------------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         I/OMagic Corporation (the "Company") previously reported that on November 7, 2007, it received notice from Silicon Valley Bank (the "Bank") under a Loan and Security Agreement (the "Agreement") dated February 2, 2007 between the Company, IOM Holdings, Inc. (the "Subsidiary") and the Bank that the Company was in default of its minimum tangible net worth financial covenant. A brief description of the Agreement is set forth below. On December 12, 2007, the Company, the Subsidiary and the Bank entered into an Amendment to Loan and Security Agreement containing a waiver of the Company's default of its tangible net worth financial covenant and certain amendments to the Agreement, as described below.

AMENDMENT TO LOAN AND SECURITY AGREEMENT WITH SILICON VALLEY BANK

         The Company, the Subsidiary and the Bank entered into an Amendment to Loan and Security Agreement (the "Amendment") dated December 12, 2007 that amends the Agreement. The Amendment includes a waiver by the Bank of the Company's failure to comply with the minimum tangible net worth financial covenant set forth in the Agreement. The Amendment provides for modified interest rates under the revolving line of credit, specifically, amounts outstanding thereunder are to accrue interest at a per annum rate equal to the Prime Rate plus 2.50%; provided, that if the Company is able to enter into a strategic alliance share purchase agreement ("SASPA") acceptable to the Bank, then such rate shall be reduced to the Prime Rate plus 2.00%; and provided, further, that upon the Company's receipt of initial funds under the SASPA, then such rate shall be reduced to the Prime Rate plus 1.00%. The Company cannot provide any assurance that it will be able to enter into the SASPA or, even if it enters into the SASPA, that it will ultimately receive any funds thereunder.

         In addition, the Amendment provides for a new tangible net worth financial covenant, specifically, the Company must have minimum tangible net worth for the month ended February 28, 2007 and each month ending thereafter of $3,500,000, plus (i) 50% of all consideration received after the date of the Agreement for equity securities and subordinated debt, plus (ii) 50% of the Company's net income in each fiscal quarter ending after the date of the Agreement. Finally, the Amendment provides that the Company may borrow up to a maximum amount under the line of credit equal to the lesser of (a) $7.0 million, or (b) an amount equal to 60% of eligible accounts plus the lesser of (1) 20% of the value of eligible inventory, (2) $750,000 (provided that on and after March 30, 2008, such amount will be $0.00), and (3) 33% of eligible accounts. The Company was required to pay a fee of $20,000 to the Bank to cause the Amendment to become effective. The Amendment also contains other customary representations, warranties and covenants.

         A copy of the Amendment is included as Exhibit 10.2 to this Report. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.


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LOAN AND SECURITY AGREEMENT WITH SILICON VALLEY BANK

         On February 2, 2007, the Company and the Subsidiary entered into the Agreement with the Bank, which provides for a revolving line of credit. The line of credit previously allowed the Company to borrow up to a maximum amount equal to the lesser of (i) $10.0 million, or (ii) an amount equal to 60% of eligible accounts plus the lesser of (a) 25% of the value of eligible inventory, (b) $3 million, and (c) 33% of eligible accounts. The line of credit allows for a sublimit of $2.5 million for all (x) outstanding letters of credit, (y) foreign exchange contracts to purchase from or sell to the Bank a specific amount of foreign currency and (z) the amount of the revolving line used for cash management services, including merchant services, direct deposit of payroll, business credit card and check cashing services. The line of credit expires on January 29, 2009. Advances on the line of credit previously bore interest at a floating rate equal to the Prime Rate plus 1.00%.

         The obligations of the Company under the Agreement are secured by substantially all of the Company's assets and guaranteed by the Subsidiary pursuant to a Cross-Corporate Continuing Guaranty by the Company and the Subsidiary. The obligations of the Company and the guarantee obligations of the Subsidiary are secured pursuant to an Intellectual Property Security Agreement executed by the Company and an Intellectual Property Security Agreement executed by the Subsidiary.

         If the Company terminates the Agreement prior to the maturity date, the Company will be subject to a termination fee as follows: (i) if the termination occurs on or before the first anniversary of the effective date, the termination fee is equal to 1.50% of the maximum line amount; and (ii) if the termination occurs after the first anniversary of the effective date and on or before the second anniversary of the effective date, the termination fee is equal to 0.50% of the maximum line amount. The credit facility is subject to an unused line fee equal to 0.25% per annum, payable monthly based on the average daily unused amount of the line of credit, as determined by the Bank. The credit facility is also subject to a commitment fee of $50,000, a monthly collateral monitoring fee of $1,250 and an anniversary fee of $50,000. In addition, the Company must pay to the Bank customary fees and expenses for the issuance or renewal of letters of credit and all expenses incurred by the Bank related to the Agreement.

         The credit facility is subject to a financial covenant on a consolidated basis for the tangible net worth of the Company for the month ended February 28, 2007 and each month ending thereafter, which previously was required to be at least $4,750,000, plus (i) 50% of all consideration received for equity securities and subordinated debt, plus (ii) 50% of the net income for each fiscal quarter. "Tangible net worth" is defined as the consolidated total assets of the Company and its subsidiaries minus (a) any amounts attributable to
(1) goodwill, (2) intangible items, and (3) notes, accounts receivable and other obligations owing to the Company from its officers and affiliates, and reserves not already deducted from assets, minus (b) total liabilities, plus (c) subordinated debt.

         In the event of a default and continuation of a default, the Bank may accelerate the payment of the principal balance requiring the Company to pay the entire indebtedness outstanding on that date. From and after an event of default, the outstanding principal balance will bear interest until paid in full at an increased rate per annum equal to 5.00% above the rate of interest in effect from time to time under the credit facility.


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         The Agreement also contains other customary representations, warranties and covenants.

          A copy of the Agreement is included as Exhibit 10.1 to this Report. The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.
                  --------------------------------------------

                  Not applicable.

         (b)      Pro forma financial information.
                  --------------------------------

                  Not applicable.

         (c)      Shell company transactions.
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                  Not Applicable.

         (d)      Exhibits.
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                  Number   Description
                  ------   -----------

                  10.1 Loan and Security Agreement dated February 2, 2007 between I/OMagic Corporation, IOM Holdings, Inc. and Silicon Valley Bank (**)

                  10.2 Amendment to Loan and Security Agreement dated December 12, 2007 between I/OMagic Corporation, IOM Holdings, Inc. and Silicon Valley Bank (*)

                  ---------------
                  (*)      Filed herewith.
                  (**)     Filed as an exhibit to the Registrant's current
                           report on Form 8-K for February 2, 2007 filed with the Securities and Exchange Commission on February 8,
                           2007.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 14, 2007                      I/OMAGIC CORPORATION


                                              By:  /S/ THOMAS L. GRUBER
                                                  ------------------------------
                                                       Thomas L. Gruber,
                                                       Chief Financial Officer


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                         EXHIBITS FILED WITH THIS REPORT

Number   Description
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10.2     Amendment to Loan and Security Agreement dated December 12, 2007 between I/OMagic Corporation, IOM Holdings, Inc. and Silicon Valley
         Bank